Summary Prospectus
TRGFX
March 1 2011

T. Rowe Price Global Infrastructure Fund
The fund seeks to provide long-term growth of capital. Income is a secondary objective.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2011, and Statement of Additional Information, dated March 1, 2011.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 Investment Objective

The fund seeks to provide long-term growth of capital. Income is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%

Maximum account fee	$10[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.80%

Distribution and service (12b-1) fees	0.00%

Other expenses	1.62%

Total annual fund operating expenses	2.42%

Fee waiver/expense reimbursement	1.32%[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.10%[b]

a Nonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

b T. Rowe Price Associates, Inc. has agreed (through February 29. 2012) to waive its fees and/or bear any expenses (excluding interest, taxes, brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund’s ratio of expenses to average net assets to exceed 1.10%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 1.10%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.10%.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

T. Rowe Price	2

1 year	3 years	5 years	10 years
$112	$584	$1,129	$2,620

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 18.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund will normally invest at least 80% of its net assets in the securities of infrastructure-related companies throughout the world, including the U.S. The fund defines an infrastructure-related company as any company that derives at least 50% of its revenues or profits, either directly or indirectly, from the infrastructure industry or commits at least 50% of assets to activities related to the infrastructure industry. Under normal conditions, the fund will invest in at least five countries and at least 40% of its net assets will be invested in companies outside the U.S. (at least 30% of its net assets will be invested in companies outside the U.S. if foreign market conditions are not favorable).

Infrastructure refers to the systems of transportation, communication, energy and other essential services required for the normal function of society. Infrastructure assets are the physical structures and networks that provide these necessary services.

For purposes of selecting investments in infrastructure-related companies, the fund defines the infrastructure industry broadly. It includes companies involved in the following businesses and activities, among others:

•    building, operation, or maintenance of airports, marine ports, toll roads, bridges, railways, and other transportation systems;

•    telecommunications, wireless, satellite, cable and other communications networks;

•    power generation, storage, and distribution;

•    utilities such as electricity, oil, gas, water, sewage, and other public services;

•    construction and operation of social infrastructure such as courthouses, hospitals, and schools; and

•    providing services and materials necessary for the construction and operation of infrastructure assets.

The fund may invest in companies of any size and will shift assets between different types of companies within the infrastructure industry based on prevailing market conditions. While the fund invests with an awareness of the global economic backdrop and its outlook for industry sectors and individual countries, security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with both good appreciation prospects and some income-producing potential. We analyze the characteristics and investment prospects of a particular security and generally favor companies with characteristics such as attractive industry position, compelling business model, strong management, and reasonable stock price valuation.

Summary	3

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk  The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Foreign investing risk  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings may lose value because of declining foreign currencies, adverse political or economic developments overseas, illiquid trading markets, governmental interference, or regulatory practices that differ from the U.S. These risks are heightened for the fund’s investments in emerging markets.

Industry risk  Because the fund focuses its investments in infrastructure-related companies, the fund will be more susceptible to developments affecting infrastructure than a more broadly diversified fund would be and may perform poorly during a downturn in one or more industries related to infrastructure. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses and increases in interest rates.

Performance  Because the fund commenced operations in 2010, there is no historical performance information shown here. Performance history will be presented after the fund has been in operation for one full calendar year.

T. Rowe Price	4

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-Adviser  T. Rowe Price Singapore Private Ltd. (Price Singapore)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Susanta Mazumdar	Chairman of Investment Advisory Committee	2010	2006

Purchase and Sale of Fund Shares

The fund’s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$50

All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an individual retirement account, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information on these payments.

Summary	5

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F191-045 3/1/11